DREYFUS 100% U.S. TREASURY LONG TERM FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus 100% U.S. Treasury Long Term Fund. For its annual reporting period ended December 31, 1996, your Fund paid income dividends of approximately $.989 per share, which is equivalent to an annualized distribution rate per share of 6.72%.* Total return for the year, which includes price fluctuations, was .87% **
THE ECONOMY
    Over the reporting period, the economy grew moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year; however, by year-end, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.
    Inflation at the consumer level of the economy remained in the 3% range, which was accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index (it excludes the energy and food components because of their volatility) rose just .1% in November and a mere .6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.
    Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth was moderate. Nevertheless, the renewed decline in mortgage rates spurred the housing market: existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since July 1995. Job growth still appears to have underlying strength: monthly increases in workers added to payrolls could also move higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.
    Lending optimism to the prospect for continued economic growth was the report from The Conference Board - a private research group - that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. Historically, an increase in this index has generally correlated with economic expansion over the next three to 12 months. Manufacturing remained firm all year: both factory orders and industrial production rose moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods - those items intended to last three or more years - declined.
    Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.
MARKET ENVIRONMENT
    At year end, the 2-year note had a 50+ basis point spread to the Fed Funds rate. Mr. Greenspan recently spoke about what he believed to be speculative bubbles, in an apparent attempt to have the market address them. The Fed has also been helped by foreign demand for Treasuries. As foreigners continued to buy Treasuries in record amounts, the Fed kept its policy stable. If the supply/demand ratio were to change, with foreigners buying less, the Fed might move to counteract that, or at least consider that risk in their policy decisions.

THE PORTFOLIO
    The Fund was positioned defensively through most of 1996, and was at its most defensive in June when its dollar-weighted average maturity approached its minimum of 10 years. We extended the Fund's maturity in the late part of the summer and, by September, its dollar-weighted average maturity was approximately 16 years. This strategy benefitted our shareholders as interest rates moved higher from February to August 1996, and then declined afterwards. At the close of the fiscal year, the Fund's dollar-weighted average portfolio maturity stood at 13.30 years.
    The Fund outperformed its benchmark index, the Merrill Lynch Governments, U.S. Treasury, Long-Term Index, by 185 basis points. This is because the Fund's average maturity was shorter than the average maturity of the index while interest rates were rising during much of the year.
      The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus in managing your Fund. Our primary task - to earn as high a level of current income as is consistent with preservation of capital - continues to guide our portfolio management decisions. It should also be noted that this Fund is unique in that it is a pure U.S. Treasury fund. We do not purchase any other securities. Other government funds can use a broad basket of government investments. Also, this Fund does not engage in any speculative trading techniques such as options and futures.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Gerald E. Thunelius signature logo]

                              Gerald E. Thunelius
                              Portfolio Manager
January 15, 1997
New York, N.Y.

* Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.
**Total return includes reinvestment of dividends and any capital gains paid.


DREYFUS 100% U.S. TREASURY LONG TERM FUND             DECEMBER 31, 1996
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS 100% U.S. TREASURY LONG TERM FUND AND
THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, LONG-TERM (10 YEARS AND OVER)
INDEX

$24,069
Merrill Lynch
Governments,
U.S. Treasury, Long-Term
(10 Years and Over)
Index*
Dollars
$21,814
Dreyfus 100%
U.S. Treasury
Long Term Fund
*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.
[Exhibit A]

Average Annual Total Returns
                        One Year Ended               Five Years Ended          From Inception (3/27/87)
                      December 31, 1996             December 31, 1996            to December 31, 1996
                   ______________________           ____________________         ______________________
                            0.87%                         7.49%                         8.31%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus 100% U.S. Treasury Long Term Fund on 3/27/87 (Inception Date) to a $10,000 investment made in the Merrill Lynch Governments, U.S. Treasury, Long-Term (10 Years and
Over) Index on that date. For comparative purposes, the value of the Index on 3/31/87 is used as the beginning value on 3/27/87. All dividends and capital gain distributions are reinvested.
The Fund invests exclusively in U.S. Treasury securities. The Fund's portfolio of U.S. Treasury securities will, under normal market conditions, have a dollar-weighted average maturity of greater than 10 years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Merrill Lynch Governments, U.S. Treasury, Long-Term (10 Years and Over) Index is an unmanaged performance benchmark for Treasury securities with maturities of 10 years and over. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
STATEMENT OF INVESTMENTS                             DECEMBER 31, 1996
                                                                                                    Principal
Bonds and Notes-106.2%                                                                               Amount          Value
                                                                                                   __________     __________
U.S. Treasury Bonds-75.5%
    13 3/4%, 8/15/2004......................................................                     $  15,700,000   $ 22,600,641
    6 1/2%, 10/15/2006......................................................                         6,000,000      6,033,750
    12 3/4%, 11/15/2010.....................................................                         6,500,000      9,202,579
    12%, 8/15/2013..........................................................                        11,700,000     16,740,141
    13 1/4%, 5/15/2014......................................................                         6,500,000     10,085,156
    12 1/2%, 8/15/2014......................................................                         7,300,000     10,912,360
    8 3/4%, 5/15/2017.......................................................                         6,500,000      7,933,047
    7 7/8%, 2/15/2021.......................................................                         5,000,000      5,653,125
    6 1/4%, 8/15/2023.......................................................                         3,000,000      2,812,969
    6 1/2%, 11/15/2026......................................................                         10,500,000    10,306,406
                                                                                                                  ____________
                                                                                                                   102,280,174
                                                                                                                  ____________
U.S. Treasury Notes-28.0%
    6 3/4%, 5/31/1999.......................................................                         4,700,000      4,781,516
    6 3/8%, 9/30/2001.......................................................                         8,100,000      8,150,625
    6 1/8%, 12/31/2001......................................................                        25,000,000     24,910,158
                                                                                                                  ____________
                                                                                                                    37,842,299
                                                                                                                  ____________
U.S. Treasury Coupon Strips-2.7%
    Zero Coupon, 2/15/2012..................................................                        10,000,000      3,657,144
                                                                                                                  ____________
TOTAL BONDS AND NOTES
    (cost $144,571,858).....................................................                                      $143,779,617
                                                                                                                 =============
Short-Term Investments-.2%
U.S. Treasury Bills;
    4.76%, 2/6/1997
    (cost $213,977).........................................................                   $       215,000    $   213,940
                                                                                                                 =============
TOTAL INVESTMENTS
    (cost $144,785,835).....................................................                            106.4%   $143,993,557
                                                                                                        ======   =============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                            (6.4%)    $ (8,625,352)
                                                                                                        ======   =============
NET ASSETS..................................................................                            100.0%   $135,368,205
                                                                                                        ======   =============








SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                       DECEMBER 31, 1996
                                                                                                      Cost           Value
                                                                                                 _____________   _____________
ASSETS:                          Investments in securities-See Statement of Investments           $144,785,835   $143,993,557
                                 Interest receivable........................                                        2,575,251
                                 Receivable for shares of Beneficial Interest subscribed                                2,979
                                 Prepaid expenses and other assets..........                                           25,510
                                                                                                                  ____________
                                                                                                                  146,597,297
                                                                                                                  ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         56,765
                                 Payable for investment securities purchased                                         9,937,491
                                 Payable for shares of Beneficial Interest redeemed                                  1,166,796
                                 Accrued expenses and other liabilities.....                                            68,040
                                                                                                                  ____________
                                                                                                                    11,229,092
                                                                                                                  ____________
NET ASSETS..................................................................                                     $135,368,205
                                                                                                                ==============
REPRESENTED BY:                  Paid-in capital............................                                     $151,998,720
                                 Accumulated net realized gain (loss) on investments                              (15,838,237)
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments-Note 4...................                                         (792,278)
                                                                                                                 ____________
NET ASSETS..................................................................                                      $135,368,205
                                                                                                                ==============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized)                                      9,262,963
NET ASSET VALUE, offering and redemption price per share....................                                           $14.61
                                                                                                                     =========











SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
STATEMENT OF OPERATIONS                                     YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $10,276,552
EXPENSES:                        Management fee-Note 3(a)...................                 $     817,303
                                 Shareholder servicing costs-Note 3(b)......                       390,588
                                 Professional fees..........................                        40,696
                                 Registration fees..........................                        35,284
                                 Trustees' fees and expenses-Note 3(c)......                        32,480
                                 Custodian fees-Note 3(b)...................                        15,188
                                 Prospectus and shareholders' reports.......                         8,790
                                 Miscellaneous..............................                         3,948
                                                                                                __________
                                       Total Expenses.......................                     1,344,277
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                      (254,540)
                                                                                                __________
                                       Net Expenses.........................                                         1,089,737
                                                                                                                  ____________
INVESTMENT INCOME-NET.......................................................                                         9,186,815
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                  $ (4,046,518)
                                 Net unrealized appreciation (depreciation)
                                    on investments                                               (4,328,970)
                                                                                                __________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       (8,375,488)
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $ 811,327
                                                                                                                  ============











SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  Year Ended                    Year Ended
                                                                              December 31, 1996             December 31, 1995
                                                                              _____________________         ___________________
OPERATIONS:
  Investment income-net..........................................                 $   9,186,815                $   8,944,681
  Net realized gain (loss) on investments........................                    (4,046,518)                  13,759,643
  Net unrealized appreciation (depreciation) on investments......                    (4,328,970)                   6,993,468
                                                                               _________________            ________________
    Net Increase (Decrease) in Net Assets Resulting from Operations                     811,327                   29,697,792
                                                                               _________________            ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net..........................................                    (9,238,211)                  (8,919,973)
                                                                               _________________            ________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold..................................                    44,268,429                   49,291,316
  Dividends reinvested...........................................                     5,804,264                    5,584,615
  Cost of shares redeemed........................................                   (52,722,888)                 (52,611,558)
                                                                               _________________            ________________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions          (2,650,195)                   2,264,373
                                                                               _________________            ________________
      Total Increase (Decrease) in Net Assets....................                   (11,077,079)                   23,042,192
NET ASSETS:
  Beginning of Period............................................                   146,445,284                  123,403,092
                                                                               _________________            ________________
  End of Period..................................................                  $135,368,205                 $146,445,284
                                                                               =================            ================
Undistributed investment income-net..............................                     __                          $   51,396
                                                                               _________________            ________________

                                                                                    Shares                        Shares
                                                                               _________________            ________________
CAPITAL SHARE TRANSACTIONS:
  Shares sold....................................................                     3,020,450                    3,428,990
  Shares issued for dividends reinvested.........................                       398,509                      386,344
  Shares redeemed................................................                    (3,600,328)                  (3,677,742)
                                                                               _________________            ________________
    Net Increase (Decrease) in Shares Outstanding................                      (181,369)                    137,592
                                                                               =================            ================






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Year Ended December 31,
                                                               ______________________________________________________________
PER SHARE DATA:                                                 1996         1995            1994          1993         1992
                                                               _______      _______         _______      _______       _______
    Net asset value, beginning of period.........             $15.51        $13.26          $15.68        $14.37        $14.42
                                                               _______      _______         _______      _______       _______
    Investment Operations:
    Investment income-net........................                .98           .96            1.01          1.03         1.08
    Net realized and unrealized gain (loss)
      on investments.............................               (.89)         2.25           (2.42)         1.31         (.05)
                                                               _______      _______         _______      _______       _______
    Total from Investment Operations.............                .09          3.21          (1.41)          2.34         1.03
                                                               _______      _______         _______      _______       _______
    Distributions:
    Dividends from investment income-net.........               (.99)         (.96)          (1.01)        (1.03)        (1.08)
                                                               _______      _______         _______      _______       _______
    Net asset value, end of period............                $14.61        $15.51          $13.26        $15.68        $14.37
                                                               =======      =======         =======      =======       =======
TOTAL INVESTMENT RETURN..........................                .87%       24.91%          (9.18%)       16.59%         7.55%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                .80%         .87%            .98%          .78%          .56%
    Ratio of net investment income
      to average net assets......................               6.74%        6.69%           7.08%         6.65%         7.63%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........               .19%          .05%           -              .09%          .39%
    Portfolio Turnover Rate......................            765.13%       634.38%       1,213.04%       420.68%        97.46%
    Net Assets, end of period (000's Omitted)...           $ 135,368      $146,445        $123,403      $215,157      $238,839


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus 100% U.S. Treasury Long Term Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments are valued at the mean between the quoted bid and asked prices.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $15,838,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, $11,792,000 of the carryover expires in fiscal 2002 and $4,046,000 expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from January 1, 1996 through December 31, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $254,540 during the period ended December 31, 1996.

DREYFUS 100% U.S. TREASURY LONG TERM FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1996, the Fund was charged an aggregate of $269,383 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $86,287 during the period ended December 31, 1996.
    Effective May 10, 1996 , the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended December 31, 1996, $8,860 was charged by Mellon pursuant to the custody agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $1,001,286,870 and $987,725,046, respectively.
    At December 31, 1996, accumulated net unrealized depreciation on investments was $792,278, consisting of $305,141 gross unrealized appreciation and $1,097,419 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS 100% U.S. TREASURY LONG TERM FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus 100% U.S. Treasury Long Term Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S. Treasury Long Term Fund, including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with the others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Long Term Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst & Young LLP signature logo]

New York, New York
January 29, 1997
IMPORTANT TAX INFORMATION (UNAUDITED)
    For State individual income tax purposes, the Fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended December 31, 1996 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.
[Dreyfus lion "d" logo]
DREYFUS 100% U.S. TREASURY
LONG TERM FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                           073AR9612
[Dreyfus logo]
100% U.S. Treasury
Long Term Fund
Annual Report
December 31, 1996